FIRST INDUSTRIAL REALTY TRUST
43 Route 46 East, Suite 701
Pine Brook, NJ 07058
973-227-6600

January 27, 2025

*via Overnight Delivery & Email*

CompoSecure, LLC
309-313 Pierce Street
Somerset, NJ 08873
Attn: Timothy W. Fitzsimmons

RE: Confirmation of Renewal Option - Addendum
Standard Form Industrial Building Lease ("Lease") between FR JH 10, LLC ("Landlord") and CompoSecure, LLC ("Tenant") signed and dated May 2, 2016
309-313 Pierce Street, Somerset, New Jersey, 08873 ("Premises")

Dear Mr. Fitzsimmons:

This Letter ("Confirmation Letter") shall confirm Landlord is in receipt of notice dated January 22, 2025 (the "Renewal Notice"), that Tenant wishes to exercise the Renewal Option as outlined in the Addendum of the Lease ("Renewal Term").

Capitalized terms not otherwise defined in this letter shall have the meaning ascribed to them in the Lease.

Tenant hereby acknowledges the following: (i) Tenant is in possession of the Premises (as defined in the Lease); (ii) the Lease is in full force and effect; and (iii) Landlord is not in default under the Lease.

The Term of the Lease is extended for a period of 5 years, commencing October 1, 2026 and ending September 30, 2031. Prior to and during the Renewal Term, all of the conditions set forth in the Lease shall remain in full force and effect.

Notwithstanding anything to the contrary contained in the Lease, Base Rent (exclusive of Additional Rent) during the Renewal Term shall be as follows:

| Lease Period | Monthly Base Rent |
|---|---|
| October 1, 2026 – September 30, 2027 | $81,517.13 |
| October 1, 2027 – September 30, 2028 | $83,962.64 |
| October 1, 2028 – September 30, 2029 | $86,481.52 |
| October 1, 2029 – September 30, 2030 | $89,075.97 |
| October 1, 2030 – September 30, 2031 | $91,748.25 |

Tenant shall continue to be responsible for all and any Additional Rent in accordance with the terms and conditions of the Lease.

Please sign this letter below acknowledging your agreement with the above and return to my attention.

Cordially,

John Hanlon
Executive Director

Acknowledged and Agreed to this 28th day of January, 2025

Timothy W. Fitzsimmons
Chief Financial Officer

cc: CompoSecure, LLC, 500 Memorial Drive, Somerset, NJ USA 08873, Attn: General Counsel
Legal.Notices@firt.com